Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for the
Quarter Ended June 30, 2021
– Quarterly GAAP Earnings of $0.40 and Distributable Earnings of $0.51 per Diluted Share –
– $3.1 Billion of Investment Activity in Second Quarter, Including $1.7 Billion in Commercial Lending –
– $5.8 Billion of Investment Activity in First Half, Including $4.0 Billion in Commercial Lending –
– Paid Dividend of $0.48 per Share –
– Issued $400 Million of 3.625% Senior Sustainability Notes Due 2026 –
GREENWICH, Conn., August 5, 2021 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended June 30, 2021. The Company’s second quarter 2021 GAAP net income was $116.3 million, or $0.40 per diluted share, and Distributable Earnings (a non-GAAP financial measure) was $153.2 million, or $0.51 per diluted share.
“We are pleased to report another very active quarter growing our total portfolio to a record of $19.3 billion. Our diversified business remains extremely well positioned with strong asset performance across our cylinders and a growing investment pipeline. We executed two CLOs totaling $1.8 billion during the quarter, further reducing our mark to market financing exposure in an effort to build a fortress balance sheet. With continued recovery in the commercial real estate markets, the unrealized gains across our owned real estate portfolio have reached a record level of over $4.00 a share, providing stability, liquidity and power to invest opportunistically," commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.
Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.
Webcast and Conference Call Information
The Company will host a live webcast and conference call on Thursday, August 5, 2021, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470

Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13720976
The playback can be accessed through August 12, 2021.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD) is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $72 billion of capital since inception and manages a portfolio of over $19 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the severity and duration of economic disruption caused by the COVID-19 global pandemic (including the emergence of new strains of the virus), completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing and other risks detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended June 30, 2021
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$165,697	$21,171	$—	$2,404	$—	$189,272	$—	$189,272
Interest income from investment securities	17,190	555	—	25,668	—	43,413	(32,765)	10,648
Servicing fees	110	—	—	16,365	—	16,475	(5,611)	10,864
Rental income	1,419	—	65,410	10,290	—	77,119	—	77,119
Other revenues	74	69	44	2,777	—	2,964	—	2,964
Total revenues	184,490	21,795	65,454	57,504	—	329,243	(38,376)	290,867
Costs and expenses:
Management fees	300	—	—	224	28,716	29,240	10	29,250
Interest expense	48,356	9,694	16,863	5,789	29,171	109,873	(220)	109,653
General and administrative	10,411	3,532	1,028	25,720	4,489	45,180	85	45,265
Acquisition and investment pursuit costs	179	249	—	(21)	—	407	—	407
Costs of rental operations	433	—	25,922	4,376	—	30,731	—	30,731
Depreciation and amortization	311	100	17,901	4,165	—	22,477	—	22,477
Credit loss (reversal) provision, net	(12,447)	603	—	—	—	(11,844)	—	(11,844)
Other expense	—	—	—	—	—	—	—	—
Total costs and expenses	47,543	14,178	61,714	40,253	62,376	226,064	(125)	225,939
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	12,509	12,509
Change in fair value of servicing rights	—	—	—	460	—	460	839	1,299
Change in fair value of investment securities, net	(9,402)	—	—	(12,585)	—	(21,987)	23,495	1,508
Change in fair value of mortgage loans, net	12,329	—	—	33,538	—	45,867	—	45,867
Earnings (loss) from unconsolidated entities	1,996	(70)	—	(507)	—	1,419	807	2,226
(Loss) gain on sale of investments and other assets, net	(1,019)	27	—	9,723	—	8,731	—	8,731
(Loss) gain on derivative financial instruments, net	(4,945)	112	(372)	(5,731)	927	(10,009)	—	(10,009)
Foreign currency gain (loss), net	2,715	(62)	(25)	(1)	—	2,627	—	2,627
Loss on extinguishment of debt	(221)	(939)	—	(22)	—	(1,182)	—	(1,182)
Other (loss) income, net	(5,504)	2	—	29	—	(5,473)	—	(5,473)
Total other income (loss)	(4,051)	(930)	(397)	24,904	927	20,453	37,650	58,103
Income (loss) before income taxes	132,896	6,687	3,343	42,155	(61,449)	123,632	(601)	123,031
Income tax benefit (provision)	8,043	(58)	—	(4,632)	—	3,353	—	3,353
Net income (loss)	140,939	6,629	3,343	37,523	(61,449)	126,985	(601)	126,384
Net (income) loss attributable to non-controlling interests	(4)	—	(4,914)	(5,757)	—	(10,675)	601	(10,074)
Net income (loss) attributable to Starwood Property Trust, Inc.	$140,935	$6,629	$(1,571)	$31,766	$(61,449)	$116,310	$—	$116,310

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Distributable Earnings
For the three months ended June 30, 2021
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$140,935	$6,629	$(1,571)	$31,766	$(61,449)	$116,310
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,914	—	—	4,914
Non-cash equity compensation expense	1,859	440	57	1,190	6,051	9,597
Management incentive fee	—	—	—	—	5,031	5,031
Acquisition and investment pursuit costs	(196)	—	(88)	(58)	—	(342)
Depreciation and amortization	251	90	17,969	3,812	—	22,122
Credit loss (reversal) provision, net	(12,447)	603	—	—	—	(11,844)
Interest income adjustment for securities	(861)	—	—	3,662	—	2,801
Extinguishment of debt, net	—	—	—	—	(247)	(247)
Other non-cash items	6	—	(262)	205	—	(51)
Reversal of GAAP unrealized (gains) / losses on:
Loans	(12,329)	—	—	(33,538)	—	(45,867)
Securities	9,402	—	—	12,585	—	21,987
Derivatives	3,594	(173)	(1,401)	4,927	1,532	8,479
Foreign currency	(2,715)	62	25	1	—	(2,627)
(Earnings) loss from unconsolidated entities	(1,996)	70	—	507	—	(1,419)
Sales of properties	—	—	—	(9,723)	—	(9,723)
Recognition of Distributable realized gains / (losses) on:
Loans	11,062	—	—	30,623	—	41,685
Securities	(18,088)	—	—	(2,779)	—	(20,867)
Derivatives	(2,546)	—	(34)	(718)	—	(3,298)
Foreign currency	6,518	(31)	(25)	(1)	—	6,461
Earnings (loss) from unconsolidated entities	4,444	(70)	—	776	—	5,150
Sales of properties	—	—	—	4,975	—	4,975
Distributable Earnings (Loss)	$126,893	$7,620	$19,584	$48,212	$(49,082)	$153,227
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.42	$0.02	$0.07	$0.16	$(0.16)	$0.51

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the six months ended June 30, 2021
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$336,290	$39,979	$—	$3,578	$—	$379,847	$—	$379,847
Interest income from investment securities	35,575	1,119	—	46,608	—	83,302	(61,044)	22,258
Servicing fees	234	—	—	28,821	—	29,055	(9,789)	19,266
Rental income	2,758	—	130,514	20,185	—	153,457	—	153,457
Other revenues	164	162	84	2,859	—	3,269	—	3,269
Total revenues	375,021	41,260	130,598	102,051	—	648,930	(70,833)	578,097
Costs and expenses:
Management fees	615	—	—	446	66,904	67,965	21	67,986
Interest expense	92,651	18,535	32,695	11,238	58,319	213,438	(411)	213,027
General and administrative	21,744	6,974	2,051	44,160	8,800	83,729	172	83,901
Acquisition and investment pursuit costs	364	249	—	(21)	—	592	—	592
Costs of rental operations	910	—	49,882	8,684	—	59,476	—	59,476
Depreciation and amortization	618	200	36,001	8,132	—	44,951	—	44,951
Credit loss (reversal) provision, net	(12,976)	1,176	—	—	—	(11,800)	—	(11,800)
Other expense	31	—	583	71	—	685	—	685
Total costs and expenses	103,957	27,134	121,212	72,710	134,023	459,036	(218)	458,818
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	52,254	52,254
Change in fair value of servicing rights	—	—	—	1,205	—	1,205	(702)	503
Change in fair value of investment securities, net	(11,452)	—	—	(5,415)	—	(16,867)	18,069	1,202
Change in fair value of mortgage loans, net	1,615	—	—	34,774	—	36,389	—	36,389
Earnings (loss) from unconsolidated entities	3,749	(324)	—	82	—	3,507	453	3,960
Gain on sale of investments and other assets, net	16,674	27	—	9,723	—	26,424	—	26,424
Gain (loss) on derivative financial instruments, net	21,196	796	4,352	3,552	(5,916)	23,980	—	23,980
Foreign currency loss, net	(8,879)	(111)	—	(64)	—	(9,054)	—	(9,054)
Loss on extinguishment of debt	(289)	(1,246)	(141)	(22)	—	(1,698)	—	(1,698)
Other (loss) income, net	(5,504)	23	—	29	—	(5,452)	—	(5,452)
Total other income (loss)	17,110	(835)	4,211	43,864	(5,916)	58,434	70,074	128,508
Income (loss) before income taxes	288,174	13,291	13,597	73,205	(139,939)	248,328	(541)	247,787
Income tax benefit (provision)	6,538	(150)	—	(5,265)	—	1,123	—	1,123
Net income (loss)	294,712	13,141	13,597	67,940	(139,939)	249,451	(541)	248,910
Net (income) loss attributable to non-controlling interests	(7)	—	(9,991)	(11,765)	—	(21,763)	541	(21,222)
Net income (loss) attributable to Starwood Property Trust, Inc.	$294,705	$13,141	$3,606	$56,175	$(139,939)	$227,688	$—	$227,688

Reconciliation of Net Income to Distributable Earnings
For the six months ended June 30, 2021
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$294,705	$13,141	$3,606	$56,175	$(139,939)	$227,688
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	9,991	—	—	9,991
Non-cash equity compensation expense	3,640	740	88	2,071	13,368	19,907
Management incentive fee	—	—	—	—	18,154	18,154
Acquisition and investment pursuit costs	(360)	—	(177)	(58)	—	(595)
Depreciation and amortization	498	181	36,130	7,415	—	44,224
Credit loss (reversal) provision, net	(12,976)	1,176	—	—	—	(11,800)
Interest income adjustment for securities	(2,161)	—	—	7,657	—	5,496
Extinguishment of debt, net	—	—	—	—	(493)	(493)
Income tax (provision) benefit associated with realized (gains) losses	(6,495)	—	—	405	—	(6,090)
Other non-cash items	9	—	(599)	412	415	237
Reversal of GAAP unrealized (gains) / losses on:
Loans	(1,615)	—	—	(34,774)	—	(36,389)
Securities	11,452	—	—	5,415	—	16,867
Derivatives	(23,577)	(918)	(7,847)	(4,792)	10,845	(26,289)
Foreign currency	8,879	111	—	64	—	9,054
(Earnings) loss from unconsolidated entities	(3,749)	324	—	(82)	—	(3,507)
Sales of properties	(17,693)	—	—	(9,723)	—	(27,416)
Recognition of Distributable realized gains / (losses) on:
Loans	25,615	—	—	35,295	—	60,910
Realized credit loss	(7,757)	—	—	—	—	(7,757)
Securities	(20,949)	—	—	(1,003)	—	(21,952)
Derivatives	(596)	—	(69)	877	—	212
Foreign currency	11,302	(41)	—	(64)	—	11,197
Earnings (loss) from unconsolidated entities	7,662	(324)	—	1,740	—	9,078
Sales of properties	8,298	—	—	4,975	—	13,273
Distributable Earnings (Loss)	$274,132	$14,390	$41,123	$72,005	$(97,650)	$304,000
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.92	$0.05	$0.14	$0.24	$(0.33)	$1.02

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of June 30, 2021
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$60,651	$31,695	$28,088	$22,618	$110,904	$253,956	$611	$254,567
Restricted cash	60,416	25,840	6,681	13,072	—	106,009	—	106,009
Loans held-for-investment, net	11,068,406	1,694,109	—	857	—	12,763,372	—	12,763,372
Loans held-for-sale	494,113	85,875	—	381,689	—	961,677	—	961,677
Investment securities	951,036	33,881	—	1,145,485	—	2,130,402	(1,456,836)	673,566
Properties, net	124,916	—	1,941,500	177,153	—	2,243,569	—	2,243,569
Intangible assets	—	—	37,361	69,910	—	107,271	(42,078)	65,193
Investment in unconsolidated entities	43,717	24,770	—	42,954	—	111,441	(14,652)	96,789
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Derivative assets	12,472	—	124	92	22,927	35,615	—	35,615
Accrued interest receivable	102,086	5,307	—	495	6,031	113,919	(119)	113,800
Other assets	81,621	11,497	91,158	42,237	14,977	241,490	13	241,503
VIE assets, at fair value	—	—	—	—	—	—	63,493,796	63,493,796
Total Assets	$12,999,434	$2,032,383	$2,104,912	$2,036,999	$154,839	$19,328,567	$61,980,735	$81,309,302
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$38,973	$8,464	$45,231	$40,245	$49,260	$182,173	$53	$182,226
Related-party payable	—	—	—	—	26,393	26,393	38	26,431
Dividends payable	—	—	—	—	139,457	139,457	—	139,457
Derivative liabilities	31,530	1,118	—	413	—	33,061	—	33,061
Secured financing agreements, net	5,751,375	957,605	1,872,043	742,811	630,578	9,954,412	(21,750)	9,932,662
Collateralized loan obligations, net	2,000,073	404,599	—	—	—	2,404,672	—	2,404,672
Unsecured senior notes, net	—	—	—	—	1,737,383	1,737,383	—	1,737,383
VIE liabilities, at fair value	—	—	—	—	—	—	62,001,710	62,001,710
Total Liabilities	7,821,951	1,371,786	1,917,274	783,469	2,583,071	14,477,551	61,980,051	76,457,602
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	2,952	2,952	—	2,952
Additional paid-in capital	878,471	629,130	16,967	(218,645)	3,942,567	5,248,490	—	5,248,490
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Accumulated other comprehensive income	41,310	—	—	—	—	41,310	—	41,310
Retained earnings (accumulated deficit)	4,257,587	31,467	(47,694)	1,316,994	(6,235,729)	(677,375)	—	(677,375)
Total Starwood Property Trust, Inc. Stockholders’ Equity	5,177,368	660,597	(30,727)	1,098,349	(2,428,232)	4,477,355	—	4,477,355
Non-controlling interests in consolidated subsidiaries	115	—	218,365	155,181	—	373,661	684	374,345
Total Equity	5,177,483	660,597	187,638	1,253,530	(2,428,232)	4,851,016	684	4,851,700
Total Liabilities and Equity	$12,999,434	$2,032,383	$2,104,912	$2,036,999	$154,839	$19,328,567	$61,980,735	$81,309,302